RESIGNATION LETTER

May 16, 2016

To the Shareholders and Board of Directors of

NL One Corporation

Gentlemen:

This letter serves as notice that as of the date hereof, I hereby resign from my position as Chief Executive Officer, President, Chief Financial Officer, Chief Accounting Officer, President, and Director of NL One Corporation. My resignation is not the result of any disagreement with the Corporation on any matter relating to its operation, policies (including accounting or financial policies) or practices. Such resignation is to be effective ten days after the filing and mailing of an Information Statement required by Rule 14f-1 under the Securities Exchange Act of 1934, as amended.

Sincerely,

 /s/ Jeffrey DeNunzio

Jeffrey DeNunzio

RESIGNATION LETTER

May 16, 2016

To the Shareholders and Board of Directors of

NL One Corporation

Gentlemen:

This letter serves as notice that as of the date hereof, I hereby resign from my position as Secretary of NL One Corporation. My resignation is not the result of any disagreement with the Corporation on any matter relating to its operation, policies (including accounting or financial policies) or practices. Such resignation is to be effective ten days after the filing and mailing of an Information Statement required by Rule 14f-1 under the Securities Exchange Act of 1934, as amended.

Sincerely,

 /s/ Paul Moody

Paul Moody